ANNUAL
                                  REPORT
                      September 30, 2002

                                               [ALPHA SELECT LOGO OMITTED]



                           -------------------------
                           Target Select Equity Fund
                           -------------------------

CONTENTS
--------------------------------------------------------------------------------

2    Total Returns and Fund Investment Objective
5    Schedule of Investments
7    Statement of Assets and Liabilities
8    Statement of Operations
9    Statement of Changes in Net Assets
10   Financial Highlights
11   Notes to Financial Statements
16   Report of Independent Auditors
17   Notice to Shareholders
18   Trustees and Officers of Trust

ALPHA SELECT FUNDS
--------------------------------------------------------------------------------

     The Alpha Select Funds offer the Target Select Equity Fund (the "Fund"), a non-diversified mutual fund for individual and institutional investors with three separate classes of shares: Class A, Class C, and Class I. The Class I Shares are the only active class of shares as of September 30, 2002. The minimum initial investment in the Class A and Class C Shares is $1,000 ($500 for retirement plans), and the minimum initial investment in Class I Shares is $2,500. The minimum amount for subsequent investments is $50 for Class A, Class C Shares, and Class I Shares. The Fund reserves the right to waive the minimum initial investment, and may do so for financial intermediaries who purchase shares through a brokerage firm or a mutual fund marketplace.
     CONCENTRATED CAPITAL MANAGEMENT, LP ("CCM"), located in King of Prussia, Pennsylvania, was formed on May 19, 2000, and serves as the Adviser to the Fund.
     Along with CCM, TURNER INVESTMENT PARTNERS, INC. serves as sub-adviser to the Target Select Equity Fund.
     TURNER INVESTMENT PARTNERS, INC. is based in Berwyn, Pennsylvania. The firm, founded in 1990, invests in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions. As of September 30, 2002, Turner had over $7 billion in client assets under management. Turner generally employs a growth style that emphasizes investments in equity securities in companies with above average earnings growth prospects. It employs an earnings momentum strategy that concentrates on companies with more volatile and accelerating growth rates.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     The Alpha Select Funds' shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-866-BI-ALPHA. Or they may write to Alpha Select Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520.

TARGET SELECT EQUITY FUND

                                                    CALENDAR                                            ANNUALIZED
TOTAL RETURNS*                                    YEAR TO DATE      ONE-YEAR          THREE-YEAR         INCEPTION
YEAR ENDING SEPTEMBER 30, 2002                       RETURN          RETURN             RETURN           TO DATE**
-----------------------------------------------------------------------------------------------------------------------
TARGET SELECT EQUITY FUND                           (47.73)%         (36.73)%          (22.39)%            (2.86)%
Russell 3000 Index                                  (27.37)          (18.82)           (11.56)             (2.35)
S&P 500 Index                                       (28.16)          (20.49)           (12.89)             (2.30)
Lipper Multi-Cap Growth Funds Classification        (32.75)          (20.38)           (17.39)             (3.52)

 *Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The inception date for the Target Select Equity Fund is December 31, 1997.


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The TARGET SELECT EQUITY FUND seeks long-term capital appreciation. It invests primarily (at least 80% of the value of its total assets under normal market conditions) in U.S. and foreign common stocks and other equity securities of companies without regard to their market capitalization. The Fund may invest in securities of companies operating in a broad range of industries located in the U.S. and overseas.
     The Fund seeks to employ a multi-manager approach to take advantage of the best investment ideas of a number of sub-advisers, each with its own investment approach. Under a multi-manager approach, each sub-adviser manages a portion of the Fund's assets, under the general supervision of the Fund's investment adviser (such sub-advisers and investment adviser together, the "Advisers"). Here, each sub-adviser selects a relatively small number of securities, as few as 10, for its portion of the Fund's assets. Such a focused security-selection process permits each sub-adviser to act on only the investment ideas that it thinks have the greatest return potential.
     The Fund's investment adviser, Concentrated Capital Management, LP ("CCM") ensures that the sub-advisers comply with the Fund's investment policies and guidelines. CCM will also recommend the appointment of additional or replacement sub-advisers to the Board of Trustees (the "Board").
     Currently CCM employs and oversees one sub-adviser, Turner Investment Partners, Inc., an affiliate of CCM, which currently manages 100% of the Fund's total assets.

TARGET SELECT EQUITY FUND

During the fiscal year ended September 30, 2002, the Target Select Equity Fund delivered a total return of (36.73)%. This compares with a total return of (18.82)% for the Fund's benchmark, the Russell 3000 Index.

FISCAL YEAR IN REVIEW
For the twelve months ended September 30, 2002, the stock market suffered from persistent weakness. A promising rally during the fourth quarter of 2001 has been followed by even greater declines during 2002. The stock market has revisited the lows reached in September of 2001. Several factors have caused investor sentiment to remain broadly negative for much of the last 12 months. Among the issues testing investor confidence were disclosures of accounting improprieties and outright corporate fraud, continued doubts about the objectivity of Wall Street analysts, uncertainty surrounding terrorism threats, conflict in the Middle East and possible war in Iraq.
     In addition, the market is under considerable pressure due to concerns about corporate profits and the slumping economy. These conditions worsened during the third quarter of 2002 as broad weakness in stocks drove the Dow Jones Index to its worst quarterly performance result since 1987. While widespread investor uncertainty concerning the economic outlook and corporate profits had a negative impact on stock investing in general, growth oriented companies were hit particularly hard.

FUND PERFORMANCE
The Fund's exposure to consumer and healthcare companies contributed the most to results. Holdings, with strong relative results, in these sectors included Amazon.com, Starbucks, Viacom, Boston Scientific, and Forest Laboratories.
     Accounting for much of the Fund's disappointing performance were our holdings in the semiconductor, packaged software industries, including semiconductor stocks National Semiconductor and Texas Instruments, software companies Microsoft, and Veritas Software.

FUND STRUCTURE & MANAGEMENT
Several structural changes took place in the Fund during the last year. At the end of 2001, Concentrated Capital Management received notification that Merrill Lynch was closing the master feeder relationship, and as a result, Mercury resigned as sub-adviser to the Alpha Select Fund. In addition, with the termination of the Merrill Lynch/Mercury feeder fund, Evergreen also resigned as sub-adviser to the Fund. Initially, Concentrated Capital Management's intention was to seek new sub-advisers to replace Merrill Lynch/Mercury and Evergreen. However, the market decline has resulted in a significant reduction in assets reducing the allocation available to new potential sub-advisers. CCM has found it difficult to attract quality managers and has determined to allocate any new cash flows to Turner Investment Partners. Turner's portion of the Fund is now 100%.
     Members of Turner Investment Partners' equity teams manage the Fund. The managers employ a multi-style, all capitalization approach, with the ability to overweight the style or capitalization believed by management to provide the best opportunity for strong performance and price appreciation. This approach has allowed the Fund to retain a well-diversified approach, with portfolio holdings from a variety of distinct segments of the market.

OUTLOOK
Market conditions during the last 12 months have been poor and have been compounded by political uncertainty surrounding possible US and world reaction to terrorist threats. Yet, in our view, there are many high quality companies with solid fundamentals that remain well positioned to deliver strong results over the long term. Fund management remains focused on identifying stocks that we believe have the strongest potential and the most favorable fundamentals. While the past year has been particularly difficult for equities in general, we are hopeful that the environment may improve over the next several quarters as it becomes more evident that economic conditions and corporate earnings are strengthening.

TARGET SELECT EQUITY FUND

GROWTH OF A $10,000 INVESTMENT IN THE TARGET SELECT EQUITY FUND:
DECEMBER 31, 1997-SEPTEMBER 30, 2002 *

[LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

             TARGET SELECT               S&P 500           RUSSELL
               EQUITY FUND        COMPOSITE INDEX       3000 INDEX
12/31/97            $10000                 $10000           $10000
SEP 98               10350                  10603            10222
SEP 99               18634                  13550            12912
SEP 00               32507                  15350            15261
SEP 01               13770                  11263            11002
SEP 02                8712                   8956             8931

                            Annualized total returns
--------------------------------------------------------------------------------
               PAST                     PAST                SINCE
              ONE YEAR               THREE YEARS           INCEPTION
              (36.73)%                (22.39)%              (2.86)%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Target Select Equity Fund is December 31, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

SCHEDULE OF INVESTMENTS                                       ALPHA SELECT FUNDS
September 30, 2002


TARGET SELECT                                   Market
EQUITY FUND                         Shares       Value
--------------------------------------------------------------------------------
COMMON STOCK -- 93.4%
ADVERTISING & RELATED SERVICES -- 2.8%
   AOL Time Warner*                     690   $  8,073
                                              --------
BEVERAGE MANUFACTURING -- 4.8%
   Coca-Cola                            290     13,908
                                              --------
BUILDING MATERIAL &
   SUPPLIES DEALERS -- 4.5%
   Lowe's                               320     13,248
                                              --------
COMMUNICATIONS EQUIPMENT
   MANUFACTURING -- 4.0%
   Nokia Oyj ADR                        880     11,660
                                              --------
COMPUTER & PERIPHERAL EQUIPMENT
   MANUFACTURING -- 9.8%
   Dell Computer*                       490     11,519
   EMC*                               1,220      5,575
   International Game Technology*       170     11,754
                                              --------
                                                28,848
                                              --------
DEPARTMENT STORES -- 4.2%
   Kohls*                               200     12,162
                                              --------
ELECTRONIC SHOPPING &
   MAIL-ORDER HOUSES -- 3.8%
   Amazon.com*                          690     10,992
                                              --------
INSURANCE CARRIERS -- 3.6%
   Anthem*                              160     10,400
                                              --------
LIMITED-SERVICE EATING PLACES-- 4.9%
   Starbucks*                           690     14,242
                                              --------
MOTION PICTURE & VIDEO INDUSTRIES-- 4.6%
   Clear Channel Communications*        390     13,553
                                              --------
NAVIGATIONAL/MEASURING/MEDICAL/
   CONTROL INSTRUMENTS
   MANUFACTURING -- 2.2%
   L-3 Communications Holdings*         120      6,324
                                              --------

                                                Market
                                    Shares       Value
--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT
   INTERMEDIATION -- 4.6%
   MBNA                                 730   $ 13,417
                                              --------
OIL & GAS EXTRACTION -- 4.7%
   Occidental Petroleum                 480     13,622
                                              --------
OTHER FABRICATED METAL PRODUCT
   MANUFACTURING -- 4.0%
   Alliant Techsystems*                 170     11,773
                                              --------
OTHER TRANSPORTATION EQUIPMENT
   MANUFACTURING -- 4.1%
   Harley-Davidson                      260     12,077
                                              --------
PHARMACEUTICAL & MEDICINE
   MANUFACTURING -- 4.2%
   Forest Laboratories*                 150     12,301
                                              --------
RADIO & TELEVISION BROADCASTING-- 5.2%
   Viacom, Cl B                         380     15,409
                                              --------
SEMICONDUCTOR & OTHER ELECTRONIC
   COMPONENT MANUFACTURING -- 6.4%
   Jabil Circuit*                       300      4,434
   Tyco International                 1,010     14,241
                                              --------
                                                18,675
                                              --------
SOFTWARE PUBLISHERS -- 8.8%
   Microsoft                            320     13,997
   MicroStrategy, Cl A*                   4         33
   Symantec*                            350     11,770
                                              --------
                                                25,800
                                              --------
SPORTING GOODS/HOBBY/
   MUSICAL INSTRUMENT STORES -- 2.2%
   Michaels Stores*                     150      6,855
                                              --------
TOTAL COMMON STOCK
   (Cost $282,664)                             273,339
                                              --------

SCHEDULE OF INVESTMENTS                                       ALPHA SELECT FUNDS
September 30, 2002


TARGET SELECT                     Shares/Face   Market
EQUITY FUND (Concluded)             Amount       Value
--------------------------------------------------------------------------------
WARRANTS--0.0%
   Dime Bancorp (A)*                    300   $     27
   MicroStrategy,
     expires 06/24/07*                    3         --
                                              --------
TOTAL WARRANTS
   (Cost $0)                                        27
                                              --------
CONVERTIBLE BOND -- 0.0%
   MicroStrategy, Ser A*
     7.500%, 06/24/07                  $100         21
                                              --------
TOTAL CONVERTIBLE BOND
   (Cost $0)                                        21
                                              --------
TOTAL INVESTMENTS -- 93.4%
   (Cost $282,664)                            $273,387
                                              ========

PERCENTAGES ARE BASED ON NET ASSETS OF $292,561
* NON-INCOME PRODUCING SECURITY
(A) THIS WARRANT REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL CLAIM AND DOES NOT HAVE A STRIKE PRICE OR AN EXPIRATION DATE.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SER -- SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                                                               ALPHA SELECT FUNDS
September 30, 2002
                                                                                                   TARGET SELECT
                                                                                                    EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $282,664)............................................        $273,387
   Receivable for Investment Securities Sold.................................................          75,380
   Receivable from Investment Adviser........................................................          12,896
   Accrued Income............................................................................             328
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets............................................................................         361,991
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Investment Securities Purchased...............................................          24,372
   Payable to Administrator..................................................................              38
   Payable to Custodian......................................................................          24,122
   Accrued Expenses..........................................................................          20,898
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities.......................................................................          69,430
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Portfolio capital (unlimited authorization-no par value) based on
     72,580 outstanding shares of beneficial interest........................................       2,368,426
   Accumulated Net Investment Loss...........................................................             (62)
   Accumulated Net Realized Loss on Investments..............................................      (2,066,550)
   Net Unrealized Depreciation on Investments................................................          (9,277)
   Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and
  Liabilities on Foreign Currency Investments................................................              24
------------------------------------------------------------------------------------------------------------------------------------
   Total Net Assets..........................................................................        $292,561
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share ...................................            $4.03
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS (000)                                                                                     ALPHA SELECT FUNDS
For the Year Ended September 30, 2002

                                                                                                   TARGET SELECT
                                                                                                    EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend..................................................................................        $ 1,929
   Interest Income...........................................................................            252
   Less: Foreign taxes withheld..............................................................            (82)
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income.................................................................          2,099
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .................................................................          6,670
   Administrator Fees .......................................................................          1,043
   Professional Fees ........................................................................         74,227
   Transfer Agent Fees ......................................................................         43,808
   Registration Fees ........................................................................         19,949
   Trustee Fees .............................................................................         19,620
   Custodian Fees............................................................................         13,329
   Printing Fees ............................................................................         12,254
------------------------------------------------------------------------------------------------------------------------------------
        Total Expenses ......................................................................        190,900
   Less: Investment Advisory Fee Waiver .....................................................         (6,670)
        Reimbursements by Adviser ...........................................................       (170,886)
        Directed Brokerage...................................................................         (5,558)
------------------------------------------------------------------------------------------------------------------------------------
     Net Expenses ...........................................................................          7,786
------------------------------------------------------------------------------------------------------------------------------------
        Net Investment Loss..................................................................         (5,687)
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold ...................................................       (347,147)
   Net Realized Gain on Foreign Currency Transactions........................................            306
   Net Change in Unrealized Appreciation on Investment Securities............................        290,268
   Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other
     Assets and Liabilities in Foreign Currency..............................................              7
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss on Investments...........................................        (56,566)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting From Operations......................................       $(62,253)
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS (000)                                                                          ALPHA SELECT FUNDS
For the Years Ended September 30,

                                                                                         TARGET SELECT
                                                                                          EQUITY FUND
                                                                          -------------------------------------------
                                                                                     2002            2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss.................................................        $    (5,687)    $    (6,875)
   Net Realized Loss From Securities Sold..............................           (347,147)     (1,714,130)
   Net Realized Gain on Foreign Currency Transactions..................                306             682
   Net Change in Unrealized Appreciation (Depreciation) on
     Investment Securities.............................................            290,268        (780,656)
   Net Change in Unrealized Appreciation on Foreign Currency
     and Translation of Other Assets and Liabilities in
     Foreign Currency .................................................                  7              17
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting
      From Operations..................................................            (62,253)     (2,500,962)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Realized Capital Gains .............................................                 --      (1,017,139)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions...............................................                 --      (1,017,139)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds From Shares Issued.........................................             96,300         828,210
   Proceeds From Shares Issued in Lieu of Cash Distributions...........                 --         930,577
   Cost of Shares Redeemed.............................................         (1,500,025)       (987,853)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Capital Share Transactions......................................         (1,403,725)        770,934
------------------------------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets......................................         (1,465,978)     (2,747,167)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year.................................................          1,758,539       4,505,706
------------------------------------------------------------------------------------------------------------------------------------
     End of Year ......................................................        $   292,561     $ 1,758,539
====================================================================================================================================
Shares Issued and Redeemed:
   Issued..............................................................             14,359          89,851
   Issued in Lieu of Cash Distributions ...............................                 --          82,134
   Redeemed............................................................           (217,786)       (102,268)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Capital Shares...........................           (203,427)         69,717
------------------------------------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                           ALPHA SELECT FUNDS
For a Share Outstanding Throughout each Period



               Net                                                                   Net                      Net
              Asset                  Realized and    Distributions   Distributions   Asset                   Assets        Ratio of
              Value         Net       Unrealized       from Net         from        Value                     End        Net Expense
            Beginning   Investment    Gains (Loss)    Investment       Capital       End        Total       of Period     to Average
            of Period      Loss     on Investments      Income          Gains      of Period   Return+       (000)      Net Assets++
            ----------  ----------  --------------   -------------   ------------- ---------   -------      ---------   ------------
-------------------------
TARGET SELECT EQUITY FUND
-------------------------
2002       $ 6.37       $(0.09)        $(2.25)          $--             $--         $4.03      (36.73)%       $293         1.10%
2001(1)     21.84        (0.02)        (10.32)           --            (5.13)        6.37      (57.64)       1,759         1.23(3)
2000        17.17        (0.06)         10.74            --            (6.01)       21.84       74.45        4,506         1.30
1999        10.34        (0.07)          7.80            --            (0.90)       17.17       80.04        1,839         1.30
1998(2)     10.00          --            0.35          (0.01)            --         10.34        3.50          966         1.30


                               Ratio
                              of Net
               Ratio        Investment
              of Total         Income
             Expenses         (Loss)        Portfolio
             to Average      to Average      Turnover
            Net Assets      Net Assets        Rate
            -----------     -----------     ---------
-------------------------
TARGET SELECT EQUITY FUND
-------------------------
2002          26.94%          (0.80)%        984.03%
2001(1)       10.29           (0.26)         681.78
2000           6.06           (0.55)       1,081.55
1999          10.19           (0.56)       1,279.40
1998(2)       18.76            0.02          803.02

  + Returns are for the period indicated and have not been annualized.
 ++ Inclusive of directed brokerage arrangements, waivers, and reimbursements.
(1) On October 19, 2000 shareholders of the TIP Target Select Equity Fund (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the Alpha Select Funds Target Select Equity Fund. In connection with the reorganization, shareholders approved a change in the adviser from Turner Investment Partners, Inc. to Concentrated Capital Management, LP.
(2) Commenced operations on December 31, 1997. All ratios for the period have been annualized.
(3) On November 1, 2000 the maximum expense cap changed from 1.30% to 1.22%. See note 5 in the Notes to Financial Statements.


 Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                 ALPHA SELECT FUNDS
September 30, 2002


1.  ORGANIZATION:
ALPHA SELECT FUNDS (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with one portfolio, the Target Select Equity Fund (the "Fund"). The Fund is registered to offer three separate classes of shares: Class A Shares, Class C Shares and Class I Shares. The Class I Shares are the only active class of shares as of September 30, 2002. The Fund is non-diversified, and may therefore be invested in equity securities of a limited number of issuers. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

On November 1, 2000, the Fund acquired all the assets and liabilities of the TIP Funds' TIP Target Select Equity Fund in a tax-free reorganization.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities listed on a foreign exchange are valued based on quotations from the primary market in which they are traded. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term obligations with maturities of sixty days or less are valued at amortized cost which approximates market value. Subject to the foregoing, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transaction.

     For foreign equity securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

NOTES TO FINANCIAL STATEMENTS (Continued)                     ALPHA SELECT FUNDS
September 30, 2002

     The Fund reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on October 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

3.  TRANSACTIONS WITH AFFILIATES:
Certain officers of the Trust are also officers of Turner Investment Partners, Inc. (the Sub-Adviser and Administrator) and SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services) (the Sub-Administrator) and/or SEI Investments Distribution Co. Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
Turner Investment Partners, Inc. ("Turner") provides administrative services to the Fund under an Administration Agreement with the Trust. For its services, Turner receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion, and 0.12% on such assets in excess of $2 billion (subject to applicable waivers). Under a separate Sub-Administration Agreement between Turner and SEI Investments Global Funds Services ("SEI"), SEI provides accounting and other administrative services to the Fund. For the fiscal year ended September 30, 2002, SEI was paid $575.

Turner Investment Distributors, Inc., a broker dealer subsidiary of Turner Investment Partners, Inc., provides distribution services and shareholder servicing to the Fund under separate Distribution and shareholder servicing agreements.

NOTES TO FINANCIAL STATEMENTS (Continued)                     ALPHA SELECT FUNDS
September 30, 2002

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Target Select Equity Fund has directed certain portfolio trades to brokers who paid a portion of its expenses. For the year ended September 30, 2002, the Fund's expenses were reduced by $5,558 under this arrangement.

5.  INVESTMENT ADVISORY AGREEMENT:
The Trust and Concentrated Capital Management, LP ("CCM") (the "Adviser") are parties to an Investment Advisory Agreement dated May 23, 2000, under which the Adviser receives an annual fee base equal to 1.0625% of the average daily net assets of the Target Select Equity Fund. The Fund has one Sub-Adviser, Turner Investment Partners, Inc. For its services, the Sub-Adviser is entitled to receive a fee payable by CCM. Mercury Advisors and Evergreen Investment Management Company, LLP resigned as Sub-Advisers to the Target Select Equity Fund on October 31, 2001 and December 31, 2001 respectively. The assets managed by Mercury Advisors and Evergreen were allocated by the Adviser to Turner Investment Partners, Inc., the remaining Sub-Adviser to the Fund. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses of the Target Select Equity Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.22%. Effective November 1, 2001, the Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to keep the Fund's "other expenses" (as a percentage of average daily net assets on an annualized basis) from exceeding 0.1575%.

The Advisory fee for the Fund is subject to a performance adjustment based on the Fund's performance relative to the performance of its benchmark. If the Fund outperforms its benchmark by 3% or more, CCM will receive higher advisory fees. If the Fund underperforms its benchmark by 3% or more, CCM will receive lower advisory fees. Accordingly, the overall fee may vary by 0.15% either way. This performance-based fee took effect on November 1, 2001. During the year ended September 30, 2002, the Fund's gross Advisory Fees were adjusted in accordance with the performance based fee described above:

       BASE           PERFORMANCE         GROSS
    ADVISER FEE       ADJUSTMENT       ADVISER FEE
   ------------       -----------      -----------
      $7,528            $(858)           $6,670

6.  INVESTMENT TRANSACTIONS:
The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2002, are as follows:
                                        TARGET SELECT
                                         EQUITY FUND
                                        -------------
Purchases ...........................    $6,606,252
Sales ...............................     7,887,842

7.  FEDERAL INCOME TAXES:
The Target Select Equity Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the

NOTES TO FINANCIAL STATEMENTS (Continued)                     ALPHA SELECT FUNDS
September 30, 2002

requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:
                                            AMOUNT
                                           --------
Undistributed Net Investment Income ....   $5,380
Paid in Capital ........................   (5,380)

The tax character of dividends and distributions paid during the years ended September 30, 2002 and September 30, 2001 were as follows:

                                        AMOUNT
                                       -------
                                    2002      2001
                                    -----   ---------
Ordinary Income                     $--    $  903,746
Long-term Capital Gain               --       113,393
                                   ------   ---------
Totals                              $--    $1,017,139
                                   ======  ==========

As of September 30, 2002, the components of Accumulated Losses on a tax basis for the Target Select Equity Fund were as follows:

                                            AMOUNT
                                            ------
Capital loss carryforwards ..........   $(1,771,038)
Post-October losses .................      (294,978)
Unrealized depreciation .............        (9,790)
Other Temporary Differences .........           (59)
                                        -----------
 Total Accumulated Losses ...........   $(2,075,865)
                                        ===========

The Target Select Equity Fund had capital loss carryforwards at September 30, 2002 as follows:

YEAR LOSS EXPIRES                         AMOUNT
-----------------                        -------
2010 ................................  $1,649,644
2009 ................................     121,394

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through September 30, 2002 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

At September 30, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the securities held by the Fund was as follows:

                                        TARGET SELECT
                                         EQUITY FUND
                                        --------------

Federal Tax Cost .......................  $283,201
                                          ========
Aggregate gross unrealized appreciation.  $ 6,103
Aggregate gross unrealized depreciation.  (15,917)
                                          -------
Net unrealized depreciation ............  $ (9,814)
                                          ========

NOTES TO FINANCIAL STATEMENTS (Concluded)                     ALPHA SELECT FUNDS
September 30, 2002

8. FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund can enter into forward foreign currency exchange contracts as a hedge against portfolio positions and in connection with portfolio purchases and sales of securities denominated in foreign currency. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. There were no forward foreign currency contracts outstanding at September 30, 2002.

9. REORGANIZATION:
On October 19, 2000, the shareholders of the TIP Target Select Equity Fund (the "Fund") approved a tax-free reorganization, effective November 1, 2000, under which all of the assets and liabilities of the Fund were transferred to the Alpha Select Funds Target Select Equity Fund. In connection with the reorganization, shareholders approved a change in the adviser from Turner Investment Partners, Inc. to Concentrated Capital Management, L.P.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees
Alpha Select Funds-Target Select Equity

We have audited the accompanying statement of assets and liabilities of the Alpha Select Funds-Target Select Equity Fund (the "Fund"), including the schedule of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Select Funds-Target Select Equity Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                          /S/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
November 15, 2002

                             NOTICE TO SHAREHOLDERS
                                       OF
                            TARGET SELECT EQUITY FUND
                                   (Unaudited)

For shareholders that do not have a September 30, 2002 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2002, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2002, the Fund is designating the following items with regard to distributions paid during the year.

                                                        LONG TERM
                                                       (20% RATE)             ORDINARY
                                                      CAPITAL GAIN             INCOME           TAX EXEMPT
             PORTFOLIO                                DISTRIBUTIONS         DISTRIBUTIONS        INTEREST
             ---------                                -------------         -------------       ----------
Target Select Equity Fund .........................       0.00%                 0.00%              0.00%

                                                          TOTAL              QUALIFYING
             PORTFOLIO                                DISTRIBUTIONS         DIVIDENDS (1)
             ---------                                -------------         -------------
Target Select Equity Fund .........................       0.00%                 0.00%

----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributors".

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

TRUSTEES
--------------------------------------------------------------------------------
ALFRED C. SALVATO
--------------------------------------------------------------------------------
ADDRESS   New Rochelle, NY 10804
AGE  (44)
POSITION(S) HELD WITH FUND  Trustee
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995.

--------------------------------------------------------------------------------
RONALD FILANTE
--------------------------------------------------------------------------------
ADDRESS  51 Verdum Avenue, New Rochelle, NY 10804
AGE  (57)
POSITION(S) HELD WITH FUND  Trustee
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Associate Professor of Finance, Pace University, since 1987.

--------------------------------------------------------------------------------
STEPHEN J. KNEELEY
--------------------------------------------------------------------------------
ADDRESS  Turner Investment Partners Inc.,
Berwyn, PA 19312
AGE  (39)
POSITION(S) HELD WITH FUND  Trustee,
President & Chief Executive Officer
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS TID Director, President and Co-Chief Executive Officer of Turner; Chief Operating Officer of Turner, 1990-2001.

OFFICERS
--------------------------------------------------------------------------------
JOHN H. GRADY, JR.
--------------------------------------------------------------------------------
ADDRESS  Turner Investment Partners Inc.,
Berwyn, PA 19312
AGE  (41)
POSITION(S) HELD WITH FUND Vice President & Secretary
TERM OF OFFICE AND LENGTH OF TIME SERVED (October 1995-January, 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Counsel and Chief Legal Officer of Turner since February, 2001. TID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP.

--------------------------------------------------------------------------------
BRIAN M. FERKO
--------------------------------------------------------------------------------
ADDRESS  Turner Investment Partners Inc.,
Berwyn, PA 19312
AGE  (31)
POSITION(S) HELD WITH FUND  Vice President & Assistant Secretary
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS TID Vice President, Director of Mutual Fund Administration and Operations for the Turner Funds since 1997. Relationship Manager, SEI Investments (1995-1997). Registered Representative for SEI Investments Distribution Co. since 1995.

--------------------------------------------------------------------------------
TODD B. CIPPERMAN
--------------------------------------------------------------------------------
ADDRESS  SEI Investments, Oaks PA, 19456
AGE  (36)
POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Assistant Secretary of SEI Investments since 1995. Previously, Associate,
Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

--------------------------------------------------------------------------------
PETER GOLDEN
--------------------------------------------------------------------------------
ADDRESS  SEI Investments, Oaks PA, 19456
AGE  (38)
POSITION(S) HELD WITH FUND  Controller &Chief Accounting Officer
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of Funds Accounting of SEI Investments since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co., March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000.

--------------------------------------------------------------------------------
LYDIA A. GAVALIS
--------------------------------------------------------------------------------
ADDRESS   SEI Investments, Oaks PA, 19456
AGE  (38)
POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Assistant Secretary of SEI Investments since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

--------------------------------------------------------------------------------
WILLIAM E. ZITELLI, JR.
--------------------------------------------------------------------------------
ADDRESS   SEI Investments, Oaks PA, 19456
AGE  (34)
POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Assistant Secretary of SEI Investments since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994-1997).

--------------------------------------------------------------------------------
TIMOTHY D. BARTO
--------------------------------------------------------------------------------
ADDRESS   SEI Investments, Oaks PA, 19456
AGE  (34)
POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Employed by SEI Investments since
October 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

--------------------------------------------------------------------------------
CHRISTINE M. MCCULLOUGH
--------------------------------------------------------------------------------
ADDRESS   SEI Investments, Oaks PA, 19456
AGE  (41)
POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (1990-1991).

--------------------------------------------------------------------------------
DIANE J. DRAKE
--------------------------------------------------------------------------------
ADDRESS   Turner Investment Partners Inc.,
Berwyn, PA 19312
AGE  (35)
POSITION(S) HELD WITH FUND  Vice President and Assistant Secretary
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Deputy Counsel for Turner since October 2001. Previously, Associate, Stradley Ronon Stevens & Young, LLP
(June 1998 - October 2001). Staff Attorney, Rodney Square Management Corporation. (November 1996 - June 1998).

TRUST
Alpha Select Funds
P.O. Box 219520
Kansas City, MO 64105-9520

INVESTMENT ADVISER
Concentrated Capital Management, LP

SUB-ADVISER
Turner Investment Partners, Inc.

DISTRIBUTOR
Turner Investment Distributors, Inc.

ADMINISTRATOR
Turner Investment Partners, Inc.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT AUDITORS
Ernst & Young LLP


To open an account, receive account information, make inquiries, or request literature: 1-888-BI-ALPHA



THIS REPORT WAS PREPARED FOR SHAREHOLDERS OF THE
ALPHA SELECT TARGET SELECT EQUITY FUND. IT
MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.

ALP-AR-001-0200